Exhibit 21.1

HOST MARRIOTT, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation
1)	Airport Hotels LLC	Delaware
2)	Ameliatel, a Florida GP	Florida
3)	Atlanta II Limited Partnership	Delaware
4)	Beachfront Properties, Inc.	Virgin Islands
5)	BRE/Swiss L.L.C.	Delaware
6)	Calgary Charlotte Holdings Company	Nova Scotia
7)	Calgary Charlotte Partnership	Alberta, Canada
8)	CB Realty Sales, Inc.	Delaware
9)	CBM One Holdings LLC	Delaware
10)	CCC CMBS Corporation	Delaware
11)	CCES Chicago LLC	Delaware
12)	CCFH Maui LLC	Delaware
13)	CCFS Atlanta LLC	Delaware
14)	CCFS Philadelphia LLC	Delaware
15)	CCHH Atlanta LLC	Delaware
16)	CCHH Burlingame LLC	Delaware
17)	CCHH Cambridge LLC	Delaware
18)	CCHH Maui LLC	Delaware
19)	CCHH Reston LLC	Delaware
20)	CCHI Singer Island LLC	Delaware
21)	CCMH Atlanta Marquis LLC	Delaware
22)	CCMH Atlanta Suites LLC	Delaware
23)	CCMH Bethesda LLC	Delaware
24)	CCMH Charlotte LLC	Delaware
25)	CCMH Chicago CY LLC	Delaware
26)	CCMH Copley LLC	Delaware
27)	CCMH Coronado LLC	Delaware
28)	CCMH Costa Mesa Suites LLC	Delaware
29)	CCMH Dallas/FW LLC	Delaware
30)	CCMH DC LLC	Delaware
31)	CCMH Deerfield Suites LLC	Delaware
32)	CCMH Denver SE LLC	Delaware
33)	CCMH Denver Tech LLC	Delaware
34)	CCMH Denver West LLC	Delaware
35)	CCMH Diversified LLC	Delaware
36)	CCMH Downer’s Grove Suites LLC	Delaware
37)	CCMH Dulles AP LLC	Delaware
38)	CCMH Dulles Suites LLC	Delaware
39)	CCMH Farmington LLC	Delaware
40)	CCMH Fin Center LLC	Delaware
41)	CCMH Fisherman’s Wharf LLC	Delaware
42)	CCMH Ft. Lauderdale LLC	Delaware
43)	CCMH Gaithersburg LLC	Delaware
44)	CCMH Hanover LLC	Delaware
45)	CCMH Houston AP LLC	Delaware
46)	CCMH Houston Galleria LLC	Delaware

Exhibit 21.1

HOST MARRIOTT, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
47)	CCMH IHP LLC	Delaware
48)	CCMH Jacksonville LLC	Delaware
49)	CCMH Kansas City AP LLC	Delaware
50)	CCMH Key Bridge LLC	Delaware
51)	CCMH Lenox LLC	Delaware
52)	CCMH Manhattan Beach LLC	Delaware
53)	CCMH Marina LLC	Delaware
54)	CCMH McDowell LLC	Delaware
55)	CCMH Memphis LLC	Delaware
56)	CCMH Metro Center LLC	Delaware
57)	CCMH Miami AP LLC	Delaware
58)	CCMH Minneapolis LLC	Delaware
59)	CCMH Moscone LLC	Delaware
60)	CCMH Nashua LLC	Delaware
61)	CCMH Newark LLC	Delaware
62)	CCMH Newport Beach LLC	Delaware
63)	CCMH Newport Beach Suites LLC	Delaware
64)	CCMH Newton LLC	Delaware
65)	CCMH O’Hare AP LLC	Delaware
66)	CCMH O’Hare Suites LLC	Delaware
67)	CCMH Orlando LLC	Delaware
68)	CCMH Palm Desert LLC	Delaware
69)	CCMH Park Ridge LLC	Delaware
70)	CCMH Pentagon RI LLC	Delaware
71)	CCMH Perimeter LLC	Delaware
72)	CCMH Philadelphia AP LLC	Delaware
73)	CCMH Philadelphia Mkt. LLC	Delaware
74)	CCMH Portland LLC	Delaware
75)	CCMH Potomac LLC	Delaware
76)	CCMH Properties II LLC	Delaware
77)	CCMH Quorum LLC	Delaware
78)	CCMH Raleigh LLC	Delaware
79)	CCMH Riverwalk LLC	Delaware
80)	CCMH Rocky Hill LLC	Delaware
81)	CCMH Salt Lake LLC	Delaware
82)	CCMH San Diego LLC	Delaware
83)	CCMH San Fran AP LLC	Delaware
84)	CCMH Santa Clara LLC	Delaware
85)	CCMH Scottsdale Suites LLC	Delaware
86)	CCMH South Bend LLC	Delaware

Exhibit 21.1

HOST MARRIOTT, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
87)	CCMH Tampa AP LLC	Delaware
88)	CCMH Tampa Waterside LLC	Delaware
89)	CCMH Tampa Westshore LLC	Delaware
90)	CCMH Times Square LLC	Delaware
91)	CCMH Torrance LLC	Delaware
92)	CCMH Westfields LLC	Delaware
93)	CCRC Amelia Island LLC	Delaware
94)	CCRC Atlanta LLC	Delaware
95)	CCRC Buckhead/Naples LLC	Delaware
96)	CCRC Dearborn LLC	Delaware
97)	CCRC Marina LLC	Delaware
98)	CCRC Naples Golf LLC	Delaware
99)	CCRC Phoenix LLC	Delaware
100)	CCRC San Francisco LLC	Delaware
101)	CCRC Tysons LLC	Delaware
102)	CCSH Atlanta LLC	Delaware
103)	CCSH Boston LLC	Delaware
104)	CCSH Chicago LLC	Delaware
105)	CCSH New York LLC	Delaware
106)	Chesapeake Financial Services LLC	Delaware
107)	Chesapeake Hotel Limited Partnership	Delaware
108)	CHLP Finance LP	Delaware
109)	City Center Hotel Limited Partnership	Minnesota
110)	City Center Interstate Partnership LLC	Delaware
111)	CLDH Meadowvale, Inc.	Ontario
112)	CLMH Airport Inc.	Ontario
113)	CLMH Calgary Inc.	Ontario
114)	CLMH Eaton Centre Inc.	Ontario
115)	Davis Realty LLC	Delaware
116)	DS Hotel LLC	Delaware
117)	Durbin LLC	Delaware
118)	East Side Hotel Associates, L.P.	Delaware
119)	Elcrisa S.A. de C.V.	Mexico
120)	Farrell’s Ice Cream Parlour Restaurants LLC	Delaware
121)	Fernwood Atlanta Corporation	Delaware
122)	Fernwood Holdings LLC	Delaware
123)	Fernwood Hotel Assets, Inc.	Delaware
124)	Fernwood Hotel LLC	Delaware
125)	G.L. Insurance Corporation	Hawaii
126)	HMA Realty Limited Partnership	Delaware
127)	HMA-GP LLC	Delaware
128)	HMC Airport, Inc.	Delaware
129)	HMC Amelia I LLC	Delaware
130)	HMC Amelia II LLC	Delaware

Exhibit 21.1

HOST MARRIOTT, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
131)	HMC AP Canada Company	Nova Scotia
132)	HMC AP GP LLC	Delaware
133)	HMC AP LP	Delaware
134)	HMC Atlanta LLC	Delaware
135)	HMC BCR Holdings LLC	Delaware
136)	HMC BN Corporation	Delaware
137)	HMC Burlingame Hotel LLC	Delaware
138)	HMC Burlingame II LLC	Delaware
139)	HMC Burlingame LLC	Delaware
140)	HMC Cambridge LLC	Delaware
141)	HMC Capital LLC	Delaware
142)	HMC Capital Resources LLC	Delaware
143)	HMC Charlotte (Calgary) Company	Nova Scotia
144)	HMC Charlotte GP LLC	Delaware
145)	HMC Charlotte LP	Delaware
146)	HMC Chicago LLC	Delaware
147)	HMC Chicago Lakefront LLC	Delaware
148)	HMC Copley LLC	Delaware
149)	HMC Desert LLC	Delaware
150)	HMC Diversified American Hotels, L.P.	Delaware
151)	HMC Diversified LLC	Delaware
152)	HMC DSM LLC	Delaware
153)	HMC Duna, Inc.	Delaware
154)	HMC East Side II LLC	Delaware
155)	HMC East Side LLC	Delaware
156)	HMC Gateway LLC	Delaware
157)	HMC Georgia LLC	Delaware
158)	HMC Grace (Calgary) Company	Nova Scotia
159)	HMC Grand LLC	Delaware
160)	HMC Hanover LLC	Delaware
161)	HMC Hartford LLC	Delaware
162)	HMC Headhouse Funding LLC	Delaware
163)	HMC Host Restaurants LLC	Delaware
164)	HMC Hotel Development LLC	Delaware
165)	HMC Hotel Properties II Limited Partnership	Delaware
166)	HMC Hotel Properties Limited Partnership	Delaware
167)	HMC HPP LLC	Delaware
168)	HMC HT LLC	Delaware
169)	HMC IHP Holdings LLC	Delaware
170)	HMC JWDC GP LLC	Delaware
171)	HMC JWDC LLC	Delaware
172)	HMC Kea Lani LLC	Delaware
173)	HMC Lenox LLC	Delaware
174)	HMC Manhattan Beach LLC	Delaware

Exhibit 21.1

HOST MARRIOTT, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
175)	HMC Market Street LLC	Delaware
176)	HMC Maui LLC	Delaware
177)	HMC McDowell LLC	Delaware
178)	HMC McDowell Mountains LLC	Delaware
179)	HMC Mexpark LLC	Delaware
180)	HMC MHP II LLC	Delaware
181)	HMC Naples Golf, Inc.	Delaware
182)	HMC NGL LLC	Delaware
183)	HMC OLS I LLC	Delaware
184)	HMC OLS I LP	Delaware
185)	HMC OLS II LP	Delaware
186)	HMC OP BN LLC	Delaware
187)	HMC Pacific Gateway LLC	Delaware
188)	HMC Palm Desert LLC	Delaware
189)	HMC Park Ridge II LLC	Delaware
190)	HMC Park Ridge LLC	Delaware
191)	HMC Park Ridge LP	Delaware
192)	HMC Partnership Properties LLC	Delaware
193)	HMC PLP LLC	Delaware
194)	HMC Polanco LLC	Delaware
195)	HMC Potomac LLC	Delaware
196)	HMC Properties I LLC	Delaware
197)	HMC Properties II LLC	Delaware
198)	HMC Property Leasing LLC	Delaware
199)	HMC Reston LLC	Delaware
200)	HMC Retirement Properties, L.P.	Delaware
201)	HMC SBM Two LLC	Delaware
202)	HMC Seattle LLC	Delaware
203)	HMC SFO LLC	Delaware
204)	HMC Suites Limited Partnership	Delaware
205)	HMC Suites LLC	Delaware
206)	HMC Swiss Holdings LLC	Delaware
207)	HMC Times Square Hotel LLC	Delaware
208)	HMC Times Square Partner LLC	Delaware
209)	HMC Toronto Air Company	Nova Scotia
210)	HMC Toronto Airport GP LLC	Delaware
211)	HMC Toronto Airport LP	Delaware
212)	HMC Toronto EC Company	Delaware
213)	HMC Toronto EC GP LLC	Delaware
214)	HMC Toronto EC LP	Delaware
215)	HMC Waterford LLC	Delaware
216)	HMC/Interstate Manhattan Beach, L.P.	Delaware
217)	HMC/Interstate Waterford, L.P.	Delaware
218)	HMC/RGI Hartford, L.P.	Delaware

Exhibit 21.1

HOST MARRIOTT, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
219)	HMH General Partner Holdings LLC	Delaware
220)	HMH HPT CBM LLC	Delaware
221)	HMH HPT RIBM LLC	Delaware
222)	HMH Marina LLC	Delaware
223)	HMH Norfolk LLC	Delaware
224)	HMH Norfolk, L.P.	Delaware
225)	HMH Pentagon LLC	Delaware
226)	HMH Realty Company, Inc.	Delaware
227)	HMH Restaurants LLC	Delaware
228)	HMH Rivers L.P.	Delaware
229)	HMH Rivers LLC	Delaware
230)	HMH WTC LLC	Delaware
231)	HMT Lessee Parent LLC	Delaware
232)	HMT Lessee Sub (Atlanta) LLC	Delaware
233)	HMT Lessee Sub (Palm Desert) LLC	Delaware
234)	HMT Lessee Sub (Properties II) LLC	Delaware
235)	HMT Lessee Sub (Santa Clara) LLC	Delaware
236)	HMT Lessee Sub (SDM Hotel) LLC	Delaware
237)	HMT Lessee Sub I LLC	Delaware
238)	HMT Lessee Sub II LLC	Delaware
239)	HMT Lessee Sub III LLC	Delaware
240)	HMT Lessee Sub IV LLC	Delaware
241)	HMT SPE (Atlanta) Corporation	Delaware
242)	HMT SPE (Palm Desert) Corporation	Delaware
243)	HMT SPE (Properties II) Corporation	Delaware
244)	HMT SPE (Santa Clara) Corporation	Delaware
245)	Hopewell Associates, L.P.	Georgia
246)	Host DSM Limited Partnership	Delaware
247)	Host Hanover Limited Partnership	Delaware
248)	Host La Jolla LLC	Delaware
249)	Host of Boston, Ltd.	Massachusetts
250)	Host of Houston 1979	Texas
251)	Host of Houston Ltd.	Texas
252)	Host Park Ridge LLC	Delaware
253)	Host Properties, Inc.	Delaware
254)	Hotel Properties Management, Inc.	Delaware
255)	Hot Shoppes, Inc.	Delaware
256)	HTKG Development Associates Management Corporation	California
257)	IHP Holdings Partnership LP	Pennsylvania
258)	Ivy Street Hopewell LLC	Delaware
259)	Ivy Street Hotel Limited Partnership	Georgia
260)	Ivy Street LLC	Delaware
261)	JWDC Limited Partnership	Delaware
262)	Market Street Host LLC	Delaware

Exhibit 21.1

HOST MARRIOTT, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
263)	Marriott Mexico City Partnership, G.P.	Delaware
264)	MDSM Finance LLC	Delaware
265)	Mutual Benefit Chicago Suite Hotel Partners, L.P.	Rhode Island
266)	New Market Street LP	Delaware
267)	Pacific Gateway, Ltd.	California
268)	Philadelphia Airport Hotel LLC	Delaware
269)	Philadelphia Airport Hotel Limited Partnership	Pennsylvania
270)	Philadelphia Market Street HMC Hotel Limited Partnership	Delaware
271)	Philadelphia Market Street Marriott Hotel II Limited Partnership	Delaware
272)	PM Financial LLC	Delaware
273)	PM Financial LP	Delaware
274)	Potomac Hotel Limited Partnership	Delaware
275)	PRM LLC	Delaware
276)	RIBM One LLC	Delaware
277)	RIBM Two LLC	Delaware
278)	Rockledge Bickford’s Family Fare, Inc.	Delaware
279)	Rockledge CBM Investor I, Inc.	Delaware
280)	Rockledge CBM Investor II, Inc	Delaware
281)	Rockledge CBM One Corporation	Delaware
282)	Rockledge Hanover LLC	Delaware
283)	Rockledge HMC BN LLC	Delaware
284)	Rockledge HMT LLC	Delaware
285)	Rockledge Hotel LLC	Delaware
286)	Rockledge Hotel Properties, Inc.	Delaware
287)	Rockledge Insurance Company (Cayman) Ltd.	Cayman Islands
288)	Rockledge Manhattan Beach LLC	Delaware
289)	Rockledge Minnesota LLC	Delaware
290)	Rockledge NY Times Square LLC	Delaware
291)	Rockledge Potomac LLC	Delaware
292)	Rockledge RIBM Two Corporation	Delaware
293)	Rockledge Riverwalk LLC	Delaware
294)	Rockledge Square 254 LLC	Delaware
295)	S.D. Hotels LLC	Delaware
296)	Santa Clara HMC LLC	Delaware
297)	Santa Clara Host Hotel Limited Partnership	Delaware
298)	Sparky’s Virgin Islands, Inc.	Delaware
299)	Timeport, L.P.	Georgia
300)	Times Square GP LLC	Delaware
301)	Times Square HMC Hotel, L.P.	New York
302)	Times Square LLC	Delaware
303)	Timewell Group, L.P.	Georgia
304)	Wellsford-Park Ridge HMC Hotel Limited Partnership	Delaware
305)	YBG Associates LLC	Delaware